Related Party Transactions	6 Months Ended
Jun. 30, 2019
Related party transactions [abstract]
NOTE 6 - Related Party Transactions

The transactions we have with related parties are compensation arrangements for current compensation, share based compensation and compensation under options compensation to our officers and directors.

Executive officers and directors participate in the Corporation’s stock option plan. Certain Executive officers are covered under the Corporation’s health plan.

Key management personnel compensation is comprised of:

	Three months		Six months
	ended June 30,		ended June 30,
	2019	2018	2019	2018

Salaries	-	-	-	-
Short-term employee benefits	552	476	1,108	962
Stock-based compensation	1,289,679	913,964	1,967,113	1,920,769

	$1,290,231	$914,440	$1,968,221	1,921,731

Total honorariums to the independent directors of the Corporation for participating in Board and Committee meetings were nil for the period ended June 30, 2019 and 2018, respectively.

Our Chief Financial Officer receives no compensation as an individual and receives no deferred or incentive compensation. We do make payments in the form of contract for services rendered to a corporation controlled by him. Amounts paid under this arrangement were $240,000 for the period ended June 30, 2019 and $202,500 for the period ended June 30, 2018, respectively. During the three month periods ended June 30,2019, the Corporation issued one million shares to the same related party corporation at $1.33 per share for a total value of $1,330,000 for their significant contributions and development of the company from year 2014 to 2019.

Our Corporate Legal Counsel receives no compensation as an individual and receives no deferred or incentive compensation. We do make payments in the form of contract for services rendered to a corporation controlled by him. Amounts paid under this arrangement were $169,162 for the period ended June 30, 2019 and $102,542 for the period ended June 30, 2018, respectively.